Exhibit 10.1

Form of Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into as of the date set forth below the Investor’s (as defined below) signature by and between Don Marcos Trading Co., a Florida corporation (the “Company”), and the investor who is set forth on the signature page hereof (the “Investor”).

RECITALS

A.    The Investor desires to acquire from the Company that certain number of shares (the “Shares”) of common stock of the Company as set forth on the signature page hereof.

B.    The price per Share is $0.05 per Share.

C.    The minimum investment is $1,000 (20,000 Shares).

IT IS THEREFORE AGREED:

1.    Subscription. Investor hereby agrees to purchase the number of Shares set forth on the signature page hereof.

2.    Representation and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

(a)    Investor has sufficient liquid assets to invest in the Shares.

(b)    Investor is an “accredited investor” as that term is defined in Section 501 of Regulation D of the Act. An “accredited investor” includes, among other persons and entities: (1) a natural person whose net worth, or joint net worth with that person’s spouse, exceeds $1,000,000; (2) a natural person who has had income in excess of $200,000 in each of the two most recent years, or with that person’s spouse, in excess of $300,000 in those years, and who expects to have at least that level of income in the current year; (3) a corporation, partnership or similar business entity, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or (4) any entity in which all of the equity owners are accredited investors.

(c)    The address set forth on the signature page hereof is the correct principal business office or residential address of the Investor, and Investor has no present intention of changing its principal business office or residential address to any other state or jurisdiction.

(d)    Investor understands that in connection with the subject investment, it is not being provided with any formal disclosure documentation. Investor, or person or persons acting on Investor’s behalf, has had an opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the purchase of the Shares and the current and proposed future operations of the Company. Investor is satisfied with all information provided by the Company. Investor has not been denied access to any information which Investor or Investor’s representatives have requested from the Company. Investor acknowledges that Investor has a pre-existing business relationship with certain principals of the Company and that Investor learned of this investment in the Shares through this pre-existing business relationship.

(e)    Investor acknowledges that the Shares are being offered pursuant to an exemption from registration under the Securities Act of 1933 (the “Act”), and in connection therewith, covenants and agrees that Investor will not offer, sell, or otherwise transfer the Shares unless and until the Shares are registered pursuant to the Act or unless the Company shall be entitled to rely upon an opinion of counsel satisfactory to Company with respect to compliance with the above securities laws. The certificates representing the Shares will bear a restrictive legend in substantially this form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

(f)    Investor understands that the Company has a limited operating history as a coffee manufacturer and distributor and that it is difficult, if not impossible, to predict the potential future success of the Company. In this regard, the Investor hereby acknowledges that an investment in the Shares is an extremely risky investment and that the Investor may lose his, her or its entire investment in the Company. The Investor is prepared to take this risk and hereby represents that he, she or it can afford the financial ramifications of losing his, her or its entire investment in the Shares.

(g)    The Shares for which Investor hereby subscribes are being acquired solely for Investor’s own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalizing thereof and that Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

3.    Representations of the Company. The Company hereby represents as follows: (i) the Company is a validly organized corporation and is in good standing under the laws of its state of incorporation; (ii) the Shares shall be, upon issuance, validly issued and nonassessable; and (iii) the Company has the authority to execute the documents contemplated by the transactions set forth herein and to take all actions reasonably necessary to effect such transactions

4.    Miscellaneous.

(a)    Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

(b)    Notices. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties as follows:

If to the Company:	Don Marcos Trading Co. P.O. Box 7650 Ft. Lauderdale, FL 33338-7650 Facsimile: (954) 356-8112

If to the Investor:	At the address listed on page 5 attached hereto.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by facsimile transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

(c)    Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

(d)    Choice of Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

(e)    Jurisdiction. The parties submit to the jurisdiction of the Courts of the County of Orange, State of California or a Federal Court empanelled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

(f)    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(g)    Attorneys’ Fees. If a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees.

IN WITNESS WHEREOF, the parties have caused this Agreement to be entered into as of the date set forth below the Investor’s signature.

DON MARCOS TRADING, CO.

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President
ADDRESS: P.O. Box 7650
Ft. Lauderdale, FL 33338-7650

INVESTOR

Name:________________________________________________________________

Address:______________________________________________________________

____________________________________________________________________

Telephone Number:_______________________________________________________________

Fax Number:____________________________________________________________

Social Security Number/Tax I.D. Number:_________________________________________

Number of Shares Acquired (minimum of 20,000):____________________________________

Aggregate Investment: ($0.05 times number of shares acquired - minimum of $1,000): $____________

Signature:______________________________________________________________

Title of Signatory (if other than an individual):____________________________________________

Date:__________________________________________________________________

EXHIBIT A

CERTIFICATION OF ACCREDITED INVESTOR STATUS

I, the Investor hereby represent and warrant to Don Marcos Trading Co., a Florida Corporation (the “Company”) that I am an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933 (the “Act”) because I meet the following criteria:

PLEASE CHECK ONE:

I. If I am an individual, I certify that I am an "accredited investor" because:

_______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.

OR

_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (including home and personal property).

II. If Investor is a corporation, partnership, employee benefit plan or IRA, it certifies as follows:

A. Has the subscribing entity been formed for the specific purpose of investing in the Securities?

☐ YES        ☐ NO

If your answer to question A is "No," CHECK whichever of the following statements (1-5) is applicable. If your answer to question A is "Yes," the subscribing entity must be able to certify to statement (B) below in order to qualify as an "accredited investor".

The undersigned entity certifies that it is an "accredited investor" because it is:

1._______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

2._______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

3._______ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under Item I. Please also CHECK the appropriate space in that section; or

4._______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Item I; or

5._______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

B. If the answer to Question A above is "Yes," please certify the statement below is true and correct:

_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the following conditions described above under Item I. Please also CHECK the appropriate space in that section.

III. If Investor is a trust, it certifies as follows:

A.  Has the trust been formed for the specific purpose of investing in the Securities?

☐ YES        ☐ NO

If your answer to question A is "No," CHECK whichever of the following statements (1-3) is applicable to the subscribing entity. If your answer to question A is "Yes," the trust must be able to certify to the statement (3) below in order to qualify as an "accredited investor."

The undersigned trustee certifies that the trust is an "accredited investor" because:

_______1) the trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person"; or

_______2) the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, acting in its fiduciary capacity; or

_______3) the undersigned trustee certifies that the trust is an accredited investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the following conditions described above under Item I. Please also CHECK the appropriate space in that section.

I understand that Don Marcos Trading Co. will rely on the representations that I am making in this Certificate in order to ensure compliance with Federal and state securities laws. I agree to indemnify and hold harmless Don Marcos Trading Co. and any agents from any damages arising from their detrimental reliance on any false statement that I make in this Certificate.

INVESTOR: _____________________________________

_______________________________________________
By: ____________________________________________
Its: ____________________________________________ (If signing on behalf of an entity)